                               19,000,000 Shares



                          CHANCELLOR MEDIA CORPORATION



                                  Common Stock



                             UNDERWRITING AGREEMENT



                                 March 10, 1998
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                               19,000,000 Shares

                         CHANCELLOR  MEDIA CORPORATION

                                  Common Stock
                          ($0.01 par value per share)


                             UNDERWRITING AGREEMENT



                                                 March 10, 1998



BT ALEX. BROWN INCORPORATED
GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.
FURMAN SELZ INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
UBS SECURITIES LLC
  As Underwriters
c/o BT Alex. Brown Incorporated
         1 South Street
         Baltimore, Maryland 21202

Ladies and Gentlemen:

         Chancellor Media Corporation, a Delaware corporation (the "Company") proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of 19,000,000 shares (the "Firm Shares") of its Common Stock ($0.01 par value per share).

         The Company also proposes to issue and sell to the several Underwrites up to 2,850,000 additional shares of Common Stock, $0.01 par value per share (the "Additional Shares"), if requested by the Underwriters as provided in
Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively referred to as the "Shares." The shares of Common Stock, $0.01 par value per share, of the Company to be outstanding



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
after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock".

        1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3, including a prospectus, relating to, among other things, its common stock, $0.01 par value per share, and has filed with, or transmitted for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Shares pursuant to Rule 424 under the Act. The term "Registration Statement" means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement in the form first used to confirm sales of the Shares. If the Company has filed or files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then any reference herein to the Registration Statement shall be deemed to include such Rule 462 Registration Statement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Shares together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus.

        2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell the Firm Shares to the several Underwriters and (ii) each Underwriter, agrees, severally and not jointly, to purchase the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

        The purchase price to be paid to the Company for the Firm Shares shall be $45.59 per share (the "Share Price").

        On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters the Additional Shares, if any, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 2,850,000 Additional Shares from the Company at the Share Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.





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
The Underwriters may exercise their right to purchase Additional Shares in whole or in part by giving written notice thereof to the Company at any time within 30 days after the date of the Prospectus. You shall give such notice on behalf of the Underwriters and the notice shall specify the aggregate number of Additional Shares to be purchased and the date for payment and delivery thereof. The date specified in the notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined) and (ii) no later than ten business days after such notice has been given. Each Underwriter, severally and not jointly, agrees to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

        The Company hereby agrees not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock, except to the Underwriters pursuant to this Agreement, and not to file any registration statement with respect to any such securities (other than on Form S-8), in each case for a period of 90 days after the date of the Prospectus, without the prior written consent of BT Alex. Brown Incorporated. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plans, (ii) the Company may issue shares of its Common Stock upon the exercise of any option or warrant or the conversion of any security outstanding on the date hereof, (iii) the Company may issue shares of its Common Stock as consideration for radio station or radio station group acquisitions and (iv) the Company may honor registration rights obligations in existence on the date of this Agreement.

        3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement and this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

        4. Delivery and Payment. Delivery to the Underwriters of the Firm Shares shall take place at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York. Payment for the Firm Shares shall be made by wire transfer at 10:00 A.M., New York City time, on March 13, 1998 (the "Closing Date") of same day funds to such bank account as the Company shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

        Delivery to the Underwriters of the Additional Shares to be purchased by the Underwriters shall take place at the offices of Davis Polk & Wardwell, 450 Lexington





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Avenue, New York, New York.  Payment for the Additional Shares shall be made by wire transfer at 10:00 A.M., New York City time, on the date specified in the exercise notice given by you on behalf of the Underwriters pursuant to Section
2 (the "Option Closing Date") of same day funds to such bank account as the Company may designate. The Option Closing Date and the location of delivery of and the form of payment for the Additional Shares may be varied by agreement between you and the Company.

        Certificates representing the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company for the respective accounts of the several Underwriters, against payment of the Share Price.

        5.   Agreements of the Company.  The Company agrees with you:

                (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iii) of the happening of any event during the period referred to in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Shares under state securities or Blue Sky laws, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                (b) To furnish to you, without charge, seven conformed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including in each case all exhibits thereto and (as requested by you) documents incorporated by reference therein, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits thereto and (as requested by you) documents incorporated by reference therein, as you may reasonably request and to furnish to you in New York City, without charge, prior to 10:00 A.M. on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (d) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                (c) Not to file any amendment or supplement to the Registration Statement or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection of the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

                (d) For such period as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer of the Shares, to furnish to each Underwriter and dealer as many copies of the Prospectus, any documents incorporated by reference therein, and any amendment or supplement to the Prospectus, as such Underwriter or dealer may reasonably request.

                (e) If during the period specified in paragraph (d) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                (f) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (provided





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             however, that the Company shall not be obligated to register or qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to consent to service of process or to taxation in any jurisdiction in which it is not now so subject, other than as to matters and transactions relating to the offer and sale of Shares).

                (g) To mail and make generally available to its securityholders as soon as reasonably practicable an earnings statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of
             Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                (h) During the period of five years after the date of this Agreement and for so long as the Company's Common Stock is traded on a National Securities Exchange or NASDAQ (whether or not designated a national market system security) or any other comparable inter-dealer system, to comply with the reporting requirements of the Exchange Act.

                (i) During the period referred to in paragraph (h), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                (j)  To pay all costs, expenses, fees and taxes incident to
             (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (d), (ii) the printing and delivery of the Prospectus and any amendments or supplements thereto during the period specified in paragraph (d), (iii) the printing and delivery of the Preliminary and Supplemental Blue Sky Memoranda (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") National Market System and (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection





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             with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold. It is understood that nothing in this paragraph (j) obligates the Company to pay fees and disbursements of counsel for the Underwriters except as set forth in subparagraphs (iii) and (iv).

                (k) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or the Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

        6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                (a) The Registration Statement has become effective under the Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement complies and, as amended, if applicable, will comply in all material respects with the provisions of the Act; and (iii) the Prospectus complies, and, as amended or supplemented, if applicable, will comply in all material respects with the provisions of the Act and the Prospectus does not contain, and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (b) shall not apply to statements or omissions in the Registration Statement or the Prospectus (or any supplement or amendment to them) based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use therein.

                (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act.





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
                (d) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, other than the stock pledge securing certain obligations of the Company, Chancellor Media Corporation of Los Angeles ("CMCLA") and the subsidiaries of CMCLA under the Senior Credit Facility (as such term is defined in the Prospectus).

                (f) All the shares of capital stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                (g) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                (h) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law).

                (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws (or other organizational documents) or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

                (j) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body, including the Federal Communications Commission (the "FCC") (except as such may be required under the Act or other securities or "blue sky" laws of the various states); (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws (or other organizational documents) of the Company or any of its subsidiaries; (C) require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound; (D) violate or conflict with any laws or administrative regulations, including without limitation the Communications Act of 1934, as amended, and the rules and regulations of the FCC thereunder (collectively called the "Communications Act"), rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property; (E) result in termination or revocation of any of the permits, licenses, approvals, orders, certificates, franchise or authorization of governmental or regulatory authorities, including those relating to the Communications Act, owned or held by the Company or any of its subsidiaries in order to conduct the broadcast operations of the stations owned or operated by them ("Licenses") or result in any other material impairment of the rights of the holder of any such License; or (F) result in the creation or imposition of any lien on any asset of the Company or any of its subsidiaries.

                (k) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property (including without limitation Licenses) is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

                (l) No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                (m) Each of the Company and its subsidiaries is operating in compliance with all (and has not violated any) laws, regulations, administrative orders or rulings or court decrees applicable to it or to any of its property(including without limitation those relating to broadcast operations, environmental, safety or similar matters, federal or state laws relating to the hiring, promotion or pay of employees, the Employees Retirement Income Security Act or the rules and regulations promulgated thereunder), except for violations which will not result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                (n) Each of the Company and its subsidiaries has such Licenses as are necessary to own, lease and operate its respective properties and to conduct its business; each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such Licenses and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit.

                (o) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to, and enjoys peaceful and undisturbed possession of, all property and assets described in the Registration Statement as being owned by it.

                (p) KPMG Peat Marwick LLP and Coopers & Lybrand LLP are independent public accountants with respect to the Company as required by the Act.

                (q) The financial statements, together with related schedules and notes included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) (other than the Viacom Financials, the WDRQ Financials, the Riverside Financials, the WLIT Financials, the KYSR/KIBB Financials, the WDAS Financials, the KKSF/KDFC Financials, the Chancellor Broadcasting Financials, the Century Financials, the WJLB/WMXD Financials, the Trefoil Financials and the Colfax Financials, each as defined below), present fairly the consolidated financial position, results of operations and changes in cash flows of the Company and/or its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                (r) After due inquiry, the Company has no reason to believe that (A) the combined financial statements and related schedules and notes of WMZQ Inc. and Viacom Broadcasting East Inc. (the "Viacom Financials") included in the Company's Current Report on Form 8-K, dated May 30, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flows of WMZQ Inc. ("WMZQ") and Viacom Broadcasting East Inc. ("Viacom") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) the Viacom Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (s) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of WDRQ Inc. (the "WDRQ Financials") included in Chancellor Broadcasting's (as hereinafter defined) Current Report on Form 8-K, dated June 3, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flows of WDRQ Inc. ("WDRQ") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) the WDRQ Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (t) After due inquiry, the Company has no reason to believe that (A) the combined financial statements and related schedules and notes of Riverside Broadcasting Co., Inc. and WAXQ Inc. (the "Riverside Financials") included in the Company's Current Report on Form 8-K, dated May 30, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flows of Riverside Broadcasting Co., Inc. (the "Riverside") and WAXQ Inc. ("WAXQ") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) the Riverside Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (u) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of WLIT Inc. (the "WLIT Financials") included in Chancellor Broadcasting's Current Report on Form 8-K, dated June 3, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flows of WLIT Inc. ("WLIT") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) the WLIT Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (v) After due inquiry, the Company has no reason to believe that (A) the combined financial statements and related schedules and notes of KYSR Inc. and KIBB Inc. (the "KYSR/KIBB Financials") included in Chancellor Broadcasting's Current Report on Form 8-K dated June 3, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flows of KYSR Inc., and KIBB Inc. (collectively, "KYSR/KIBB") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) the KYSR/KIBB Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (w) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of WDAS AM/FM (station owned and operated by Beasley FM Acquisition Corp.) (the "WDAS Financials") included in the Company's Current Report on Form 8-K dated May 30, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flows of WDAS AM/FM (station owned and operated by Beasley FM Acquisition Corp.) ("WDAS") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) the WDAS Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (x) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of KKSF-FM and KDFC-AM/FM (A Division of the Brown Organization) (the "KKSF/KDFC Financials") included in the Company's Current Report on Form 8-K dated May 30, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flow of KKSF-FM and KDFC-

             AM/FM (A Division of the Brown Organization) (collectively, "KKSF/KDFC") on the basis stated in the Registration Statement at the respective dates or the respective periods to which they apply or (B) that the KKSF/KDFC Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed herein.

                (y) The financial statements and related schedules and notes of Chancellor Broadcasting Company (the "Chancellor Broadcasting Financials") incorporated by reference in the Company's Current Report on Form 8-K dated September 5, 1997 and filed September 17, 1997, as amended on Form 8-K/A filed on September 24, 1997 and incorporated by reference in the Registration Statement and the Prospectus fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flow of Chancellor Broadcasting Company ("Chancellor Broadcasting") and/or its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply and the Chancellor Broadcasting Financials have been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (z) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of Century Chicago Broadcasting, L.P. (the "Century Financials") included in the Company's Current Reports on Form 8-K dated May 30, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flow of Century Chicago Broadcasting, L.P. ("Century") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) that the Century Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (aa) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of WJLB/WMXD Detroit (the "WJLB/WMXD Financials") included in the Company's Current Report on Form 8-K dated May 30, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flow of WLJB/WMXD, Detroit ("WJLB/WMXD") on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) that the WJLB/WMXD Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (bb) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of Trefoil Communications, Inc. and subsidiaries for the period January 1, 1996 through February 13, 1996 (the "1996 Trefoil Financials") and the financial statements and related schedules and notes of Trefoil Communications Inc. as of and for the years ended December 31, 1995 and 1994 (the "1995/4 Trefoil Financials" and, together with the 1996 Trefoil Financials, the "Trefoil Financials") included in Chancellor Broadcasting's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended on Form 10K-A and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flow of Trefoil Communications, Inc. ("Trefoil") and/or its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) that the Trefoil Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (cc) After due inquiry, the Company has no reason to believe that (A) the financial statements and related schedules and notes of Colfax Communications, Inc. Radio Group and subsidiaries (the "Colfax Financials") included in Chancellor Broadcasting's Current Report on Form 8-K dated June 3, 1997 and filed June 4, 1997 and incorporated by reference in the Registration Statement and the Prospectus do not fairly present, as applicable, the consolidated financial position, results of operations and changes in cash flow of Colfax Communications, Inc. Radio Group ("Colfax") and/or its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply or (B) that the Colfax Financials have not been prepared in accordance with generally accepted accounting principles consistently applied, except as disclosed therein.

                (dd) The agreements relating to each of the pending transactions described in the Prospectus under the caption "Prospectus Supplement Summary - Recent Development - Pending Transactions" and "Prospectus Summary Supplement - Recent Developments - Potential Capstar Transaction" (collectively, the "Pending Transaction Agreements") have been duly authorized, executed and delivered by one or more of the Company's subsidiaries and, except as described in the Prospectus, constitute the valid and binding agreements of such subsidiaries (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally or by general equity principles) and, except as described in the Registration Statement and the Prospectus, the Company has no reason to believe based on information known to it as of the date of this Agreement that the transactions contemplated by the Pending Transactions Agreements will not be consummated on the basis described therein.

                (ee) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                (ff) No holder of any security of the Company or any of its subsidiaries has any right, not effectively satisfied or waived,
             (i) to require inclusion of shares of Common Stock or any other security of the Company or any of its subsidiaries in the Registration Statement, or (ii) in connection with the execution of this Agreement and the consummation of the transactions contemplated herein, to request or demand that the Company register under the Act any Common Stock or other securities of the Company or any of its subsidiaries held by them.

                (gg) The Company has complied with all provisions of Section 517.075, Florida Statues (Chapter 92- 198, Laws of Florida) relating to the disclosure of business with Cuba.

             7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter if required by law to have been so sent or given to such person at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                (b) In case any action shall be instituted involving any person in respect of which indemnity may be sought pursuant to
             Section 7(a), based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (a) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and all persons, if any, who control any Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, which firm shall be designated in writing by BT Alex. Brown Incorporated and (b) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, which firm shall be designated in writing by the Company, and that all such fees and expenses shall be reimbursed as they are incurred). The indemnifying party shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus and any amendment or supplement thereto. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any controlling person of the Company shall have the rights and duties given to the Underwriters by Section 7(b) hereof.

                (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
             (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

             8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                (b) The Registration Statement shall be effective under the Act; the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by the rules and regulations under the Act; and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                (c) (i) Since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Scott K. Ginsburg and Matthew E. Devine, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b) and (c) of this Section 8.

                (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Latham & Watkins, counsel for the Company, to the effect that:

                          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business and to own, lease and operate its properties as described in the Prospectus;

                          (ii) based solely on certificates of public officials, such counsel will confirm that the Company is qualified to do business in each jurisdiction listed in such opinion;

                          (iii) all the shares of capital stock of the Company outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or, to the best knowledge of such counsel, similar rights that entitle or will entitle any person to acquire shares of capital stock from the Company upon the issuance of the Shares by the Company;

                          (iv) the Shares have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or, to the best knowledge of such counsel, similar rights that entitle or will entitle any person to acquire shares of capital stock from the Company upon the issuance thereof by the Company;

                          (v) this Agreement has been duly authorized, executed and delivered by the Company;

                          (vi) the Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or have been threatened by the Commission;

                          (vii) the statements (A) in the Prospectus under the captions "Risk Factors - Antitrust Matters," "Risk Factors - Radio Broadcasting Industry Subject to Federal Regulation," "Description of Common Stock" and "ERISA Matters," (B) in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 under the captions "Part I. Item 1. Business - Regulation of Radio Broadcasting Industry" and "Part I. Item 3. Legal Proceedings," (C) in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 under the caption "Part II. Item 1. Legal Proceedings," and (D) in Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate in all material respects;

                          (viii) the execution, delivery and performance of this Agreement by the Company will not (A) require any consent, approval, authorization or other order of any Federal or New York State court, regulatory body, administrative agency or other governmental body, including the FCC (except as such may be required under the Act or other securities or "blue sky" laws of the various states); (B) result in a violation of the Certificate of Incorporation or bylaws of the Company; (C) require any consent or approval (which has not been obtained) of the parties to, or result in a breach of or a default under, any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound that is identified to such counsel in a certificate of an officer of the Company as being material to the business of the Company and its subsidiaries and listed on an attachment to such opinion; or (D) violate or conflict with any Federal or New York State laws or administrative regulations (except that for purposes of the opinion set forth in this clause (viii) such counsel need express no opinion with respect to federal or New York State securities laws) including without limitation the Communications Act, court decrees or rulings known to such counsel and applicable to the Company or any of its subsidiaries or their respective properties; or (E) result in termination or revocation of any of the main station or material auxiliary licenses issued by the FCC for the operation of the radio stations (the "Stations") owned and operated by the Company on the date of this Agreement (the "FCC Licenses") or result in any other material impairment of the rights of the holder of any such FCC License; except with respect to clauses (A), (C) and
               (D), where the failure to obtain such consent or approval or such breach, default, violation or conflict would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or impair the ability of the Company and its subsidiaries to consummate the transactions contemplated hereby;

                          (ix) to the best knowledge of such counsel, (i) there is no legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property (including without limitation any of the FCC Licenses) is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, and (ii) there is no contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                          (x) The Company's subsidiaries validly hold the FCC Licenses, each of which is in full force and effect on the date hereof, and, to such counsel's knowledge, based on inquiry of the Company and review of the FCC's public files, the FCC Licenses constitute the only material licenses or other authorizations of the FCC as are required by the Communications Act of 1934, as amended, and the rules, regulations and orders of the FCC in order to operate the Stations on the frequencies and in the communities of license specified in such FCC Licenses;

                          (xi) To such counsel's knowledge, based solely on inquiry of officers of the Company and review of the FCC's public files, except as set forth in the Registration Statement and the Prospectus or on an attachment to such opinion, none of the FCC Licenses is the subject of any proceedings with respect to the possible revocation thereof;

                          (xii) to the best of such counsel's knowledge, no holder of any security of the Company or any of its subsidiaries has any right, not effectively satisfied or waived, (A) to require inclusion of shares of Common Stock or any other security of the Company or any of its subsidiaries in the Registration Statement or (B) in connection with the execution of this Agreement and the consummation of the transactions contemplated herein, to request or demand that the Company register under the Act any Common Stock or other securities of the Company or any of its subsidiaries held by them, except as set forth in such opinion;

                          (xiii) each subsidiary listed in such opinion (a "Significant Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business and to own, lease and operate its properties as described in the Prospectus;

                          (xiv) all of the outstanding shares of capital stock of such Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and to the best knowledge of such counsel, based solely on a review of each such subsidiary's stock records and inquiries of officers of the Company, are owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature other than the stock pledge securing certain obligations of the Company and CMCLA under the Senior Credit Facility;

                          (xv) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the meaning of the Investment Company Act of 1940, as amended;

                          (xvi) each document filed by the Company pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules, pro forma financial statements and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be expressed) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder;

                          (xvii) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and schedules, pro forma financial statements and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act; and

                          (xviii) each of the Pending Transactions
               Agreements has been duly authorized, executed and delivered by one or more subsidiaries of the Company (except that no opinion need be expressed with respect to the SFX Exchange (as defined in the Prospectus)).

        Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have not made any independent check or verification thereof (other than as expressly described in clause (vii) above), during the course of such participation no facts came to their attention that caused them to believe that (A) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, as amended or supplemented if applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel shall express no belief with respect to the financial statements and schedules, pro forma financial statements and other financial data included or incorporated by reference in the Registration Statement or the Prospectus.

        In rendering its opinion, such counsel may state that any statement therein that is qualified by "to the best of our knowledge" or a similar phrase, is intended to indicate that those attorneys in the firm who have rendered legal services to the Company in connection with the offering of the Shares, the Completed Transactions (as defined in the Prospectus), the Pending Transactions (as defined in the Prospectus), the potential Capstar Transaction (as defined in the Prospectus), and the Senior Credit Facility and in connection with matters relating to the FCC do not have current actual knowledge of the inaccuracy of such statement and that, except as otherwise expressly indicated, such counsel has not undertaken any independent investigation to determine the accuracy of such statement.

        The opinion of Latham & Watkins described in this paragraph (e) shall be rendered to you at the request of the Company and shall so state therein.

                (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, counsel for the Underwriters, as to the matters referred to in clauses (iv), (v),
             (vi) and (xvii) of, and the disclosure opinion referred to in, the foregoing paragraph (d), and to the further effect that the statements in the Prospectus under the caption "Underwriting," insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents and fairly summarize the matters referred to therein. In giving such disclosure opinion such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including documents incorporated by reference therein), but are without independent check or verification except as specified.

                (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, with respect to the financial statements of the Company and certain financial information relating to the Company included or incorporated by reference in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by KPMG Peat Marwick LLP on the date of this Agreement, provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

                (g) You shall have received letters on and as of the Closing Date, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, with respect to the Viacom Financials, the WDRQ Financials, the Riverside Financials, the WLIT Financials, the KYSR/KIBB Financials, the WDAS Financials and the KKSF/KDFC Financials and certain financial information relating to WMZQ and Viacom, WDRQ, Riverside and WAXQ, WLIT, KYSR/KIBB, WDAS and KKSF/KDFC, respectively, incorporated by reference in the Registration Statement and the Prospectus and substantially in the form and substance of the letters delivered to you by KPMG Peat Marwick LLP on the date of this Agreement, provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

                (h) You shall have received letters on and as of the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand LLP, independent public accountants, with respect to the financial statements of the Company for the three and nine months ended September 30, 1997, the Chancellor Broadcasting Financials and the 1996 Trefoil Financials and certain financial information relating to the Company, Chancellor Broadcasting and Trefoil, respectively, included or incorporated by reference in the Registration Statement and the Prospectus and substantially in the form and substance of the letters delivered to you by Coopers & Lybrand LLP on the date of this Agreement, provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

                (i) You shall have received letters on and as of the Closing Date, in form and substance satisfactory to you, from Price Waterhouse L.L.P., independent public accountants, with respect to the Century Financials and the 1995/4 Trefoil Financials and certain financial information relating to Century and Trefoil, respectively, incorporated by reference in the Registration Statement and the Prospectus and substantially in the form and substance of the letters delivered to you by Price Waterhouse L.L.P. on the date of this Agreement, provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

                (j) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Arthur Andersen L.L.P., independent public accountants, with respect to the WJLB/WMXD Financials and certain financial information relating to WJLB/WMXD incorporated by reference in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Arthur Andersen L.L.P. on the date of this Agreement, provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

                (k) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Arthur Andersen L.L.P., independent public accountants, with respect to the Colfax Financials and certain financial information relating to Colfax incorporated by reference in the Registration Statement and the Prospectus and substantially in the form and substance of the letter deliver to you by Arthur Andersen L.L.P. on the date of this Agreement, provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date of this Agreement.

                (l) The Company shall not have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

                (m) The Company shall have complied with the provisions with respect to printing and furnishing of Prospectuses set forth in
             Section 5(b) hereof by the business day next succeeding the date of this Agreement.

        The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the

Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of such Shares.

        9. Effective Date of Agreement and Termination. This Agreement shall become effective upon execution of this Agreement.

        This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market or consummate the sale of the Shares on the terms and in the manner contemplated in the Prospectus,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) trading of the Shares shall have been suspended on the Nasdaq National Market System, (iv) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System or limitation on prices for securities on any such exchange or National Market System, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (vi) the declaration of a banking moratorium by either federal or New York State authorities or
(vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

        If on the Closing Date or on the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder on such date and the aggregate number of Shares which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or on the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

        10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Chancellor Media Corporation, 433 East Las Colinas Boulevard, Suite 1130, Irving, Texas 75039 (Attention: Scott K. Ginsburg) and (b) if to any Underwriter or to you, to you c/o BT Alex. Brown Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: Syndicate Department or in either case to such other address as the person to be notified may have requested in writing.

        The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or any controlling person of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares, and payment for them hereunder and
(iii) termination of this Agreement.

        If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by them.

        Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.
The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

        THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                 Very truly yours,

                                 CHANCELLOR MEDIA CORPORATION


                                 By      /s/ MATTHEW E. DEVINE
                                    ----------------------------------------
                                         Name: Matthew E. Devine
                                         Title:   Senior Vice President and
                                                   Chief Financial Officer

Accepted and Agreed
March 10, 1998


BT ALEX. BROWN INCORPORATED
GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.
FURMAN SELZ INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
UBS SECURITIES LLC

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By:  BT ALEX. BROWN INCORPORATED


   By  /s/ ALEXANDER T. DAIGNAULT
      ----------------------------------------
      Name:
      Title:

                                   SCHEDULE I




                                                                                 Number of
                                                                            Firm Shares to
 Underwriters                                                                 be Purchased
 ------------                                                                 ------------
 BT ALEX. BROWN INCORPORATED                                                     2,375,000
 GOLDMAN SACHS & CO.                                                             2,375,000
 CREDIT SUISSE FIRST BOSTON CORPORATION                                          2,375,000
 MORGAN STANLEY & CO. INCORPORATED                                               2,375,000
 SMITH BARNEY INC.                                                               2,375,000
 FURMAN SELZ INCORPORATED                                                        2,375,000
 NATIONSBANC MONTGOMERY SECURITIES LLC                                           2,375,000
 UBS SECURITIES LLC                                                              2,375,000

           Total                                                                19,000,000
                                                                                ==========